Province of British Columbia
Ministry of Finance and Corporate Relations

REGISTRAR OF COMPANIES COMPANY ACT

Certificate of Incorporation

I HEREBY CERTIFY THAT

VETO RESOURCES LTD.

HAS THIS DAY BEEN INCORPORATED UNDER THE COMPANY ACT

GIVEN UNDER MY HAND AND SEAL OF OFFICE AT VICTORIA, BRITISH COLUMBIA,

THIS 24TH DAY OF APRIL, 1987

B. BECKWITH

ASST. DEPUTY REGISTRAR OF COMPANIES

I HEREBY CERTIFY THAT THESE ARE
COPIES OF DOCUMENTS FILED WITH THE
FORM 1 (Section 5)                      REGISTRAR OF COMPANIES ON

COMPANY ACT

APR 24

1987

REGtSTRAR OF COMPANIES

MEMORANDUM

FOR THE PROVINCE OF BRITISH COLUMBIA

I wish to be formed into a company with limited liability under the Company Act in pursuance of this Memorandum.

1.

The name of the Company is VETO RESOURCES LTD.

2.

The authorized capital of the Company consists of Twenty Million (20,000,000) common shares without par value;

3.

I agree to take the number (and kind)(and class) of shares in the Company set opposite my name.

Full Name, Resident Address )

Number (and kind)(and class)

and Occupation of Subscriber )

of Shares taken by Subscriber

LEE M. NICKS

Legal Assistant

1708 - 4390 Grange Street Burnaby, B.C.

V6H 1P6

One (1) Common share without par value

One (1) Common share without par value

NUMBER: 325566

CERTIFICATE

OF

CHANGE OF NAME

COMPANY ACT

CANADA

PROVINCE OF BRITISH COLUMBIA

I Hereby Certify that
VETO RESOURCES LTD.
has this day changed its name to
BARON GOLD CORP.

Issued under my hand at Victoria, British Columbia
on January 24, 1997

JOHN S. POWELL
Registrar of Companies

NUMBER: 325566

BRITISH

COLUMBIA

CERTIFICATE

OF

CHANGE OF NAME

COMPANY ACT

I Hereby Certify that

BARON GOLD CORP.

has this day changed its name to
BG BARON GROUP INC.

JOHN S. POWELL
Registrar of Companies

PROVINCE OF BRITISH COLUMBIA
CANADA

BRITISH

COLUMBIA

NUMBER: 325566

CERTIFICATE

OF

CHANGE OF NAME

COMPANY ACT

I Hereby Certify that
BG BARON GROUP INC.

has this day changed its name to
CONSOLIDATED BG BARON GROUP INC.

JOHN S. POWELL
Registrar of Companies

PROVINCE OF BRITISH COLUMBIA
CANADA

BRITISH

COLUMBIA

CERTIFICATE

OF

CHANGE OF NAME

COMPANY ACT

I Hereby Certify that

IN.SYNC INDUSTRIES INC.

has this day changed its name to
JET GOLD CORP.

JOHN S. POWELL

Registrar of Companies
PROVINCE OF BRITISH COLUMBIA
CANADA